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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                               ------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): April 1, 1998


                        Structured Products Corp.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Delaware                         33-55860                13-3692801
----------------------------      ------------------------      --------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                          Identification
                                                                    Number)


             Seven World Trade Center
              Room 33-130, 33rd Floor
                   New York, NY                                 10048
      ---------------------------------------                ----------
      (Address of Principal Executive Office)                (Zip Code)


    Registrant's telephone number, including area code: (212) 783-6645


                                   N/A
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


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                 INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.


         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

         1. Base Trust Agreement, dated as of April 1, 1998, and
Series JPM 1998-2 Supplement, dated as of April 1, 1998, between
Structured Products Corp. and U.S. Bank Trust National Association, as
Trustee.

         2. Tax Opinion of Orrick, Herrington & Sutcliffe LLP dated April 1, 1998.

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                                SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED PRODUCTS CORP.


Date: April 3, 1998                     By: /s/ Timothy P. Beaulac

                                            --------------------------------
                                            Name:   Timothy P. Beaulac
                                            Title:  Assistant Vice President


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                              EXHIBIT INDEX


Exhibit                        Description

1. Base Trust Agreement, dated as of April 1, 1998, and Series JPM 1998-2 Supplement, dated as of April 1, 1998, between Structured Products Corp. and U.S. Bank Trust National Association, as Trustee.

2.                Tax Opinion of Orrick, Herrington & Sutcliffe LLP dated
                  April 1, 1998.


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